Employee Benefits	12 Months Ended
Dec. 31, 2011
Postemployment Benefits [Abstract]
Postemployment Benefits Disclosure [Text Block]

Note 18:     Employee Benefits

The Company entered into an Employment Agreement with Mark A. Klein, President and Chief Executive Officer of the Company and State Bank. Under the terms of the Employment Agreement, Mr. Klein is entitled to receive certain severance or change in control payments and benefits if he is terminated by the Company under certain circumstances.

The Company has retirement savings 401(k) plans covering substantially all employees. Employees contributing up to 4 percent of their compensation receive a Company match of 100 percent of the employee’s contribution. Employee contributions are vested immediately and the Company’s matching contributions are fully vested after three years of employment. Employer contributions charged to expense for 2011, 2010 and 2009 were $373,898, $487,681, and $551,716, respectively.

Also, the Company has deferred compensation agreements with certain active and retired officers. The agreements provide monthly payments for up to 15 years that equal 15 percent to 25 percent of average compensation prior to retirement or death. The charges to expense for the current agreements were $136,157, $178,442, and $115,656 for 2011, 2010, and 2009, respectively. In 2010 previously accrued benefits under the agreements in the amount of $68,728 were reversed and credited to expense. Such charges reflect the straight-line accrual over the period until full eligibility of the present value of benefits due each participant on the full eligibility date, using a 6 percent discount factor.

Life insurance plans are provided for certain executive officers on a split-dollar basis. The Company is the owner of the split-dollar policies. The officers are entitled to a sum equal to two times either the employee’s annual salary at death, if actively employed, or final annual salary, if retired, less $50 thousand, not to exceed the employee’s portion of the death benefit. The Company is entitled to the portion of the death proceeds which equates to the cash surrender value less any loans on the policy and unpaid interest or cash withdrawals previously incurred by the Company. The employees have the right to designate one or more beneficiaries to receive their share of the proceeds payable upon death. The cash surrender value of these life insurance policies and life insurance policies related to the Company’s supplemental retirement plan totaled approximately $823,873 at December 31, 2011, and $2,171,737 at December 31, 2010.

Additional life insurance is provided to certain officers through a bank-owned life insurance policy (“BOLI”). By way of a separate split-dollar agreement, the policy interests are divided between the bank and the insured’s beneficiary. State Bank owns the policy cash value and a portion of the policy net death benefit, over and above the cash value assigned to the insured’s beneficiary. During 2007, State Bank elected to add $1 million in additional BOLI on two key executive officers. The cash surrender value of all life insurance policies totaled approximately $11,400,058 at December 31, 2011, and $11,039,510 at December 31, 2010.

The Company has a noncontributory employee stock ownership plan (“ESOP”) covering substantially all employees of the Company and its subsidiaries. Voluntary contributions are made by the Company to the plan. Each eligible employee is vested based upon years of service, including prior years of service. The Company’s contributions to the account of each employee become fully vested after three years of service.

Benefit expense for the value of the stock purchased is recorded equal to the fair market value of the stock when contributions, which are determined annually by the Board of Directors of the Company, are made to the ESOP. Allocated shares in the ESOP for each of the three years ended December 31, 2011, 2010 and 2009, were 370,820, 467,928, and 523,600, respectively.

Dividends on allocated shares are recorded as dividends and charged to retained earnings. Compensation expense is recorded equal to the fair market value of the stock when contributions, which are determined annually by the Board of Directors of the Company, are made to the ESOP. ESOP expense for the years ended December 31, 2011, 2010 and 2009 were $297,911, $0, and $618,543, respectively.